SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 14, 2017

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	1-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:    (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosures.

On December 14, 2017, Regency Centers Corporation (the “Company”) physically settled the final portion of its forward sale agreement dated March 17, 2016, as amended on June 14, 2017 (the “Forward Sale Agreement”) with JPMorgan Chase Bank, National Association (the “Forward Purchaser”) by delivering an aggregate of 1,250,000 shares of the Company’s common stock. Upon physical settlement of the final portion of the Forward Sale Agreement, the Company received net proceeds of approximately $89.1 million, after deducting the underwriters’ discount and before deducting estimated offering expenses.

As previously announced, on March 17, 2016, the Company priced an offering of its common stock, par value $0.01 per share (the “Offering”). In connection with the Offering, the Company entered into the Forward Sale Agreement and an underwriting agreement dated March 17, 2016 (the “Underwriting Agreement”) by and among the Company, the Forward Purchaser, the Forward Seller (as defined therein) and J.P. Morgan Securities, LLC, as an underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the Forward Seller borrowed and sold to the Underwriter an aggregate of 3,100,000 shares of the Company’s common stock. The Forward Sale Agreement relates to the forward sale by the Company of a number of shares of common stock equal to the number of shares of common stock borrowed and sold by the Forward Seller pursuant to the Underwriting Agreement.

The Offering is described in the prospectus supplement of the Company, dated March 17, 2016, together with the related prospectus dated March 31, 2017. The description of the Underwriting Agreement and the Forward Sale Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement and the Forward Sale Agreement, which are filed as Exhibits 1.1 and 10.1 respectively, to the Company’s Current Report on Form 8-K filed on March 21, 2016.

On December 14, 2017, the Company issued a press release announcing the final settlement. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this item shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Press release dated December 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (Registrant)

December 14, 2017	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President Finance and Principal Accounting Officer